Earnings per share	12 Months Ended
Dec. 31, 2019
Earnings per share
Earnings per share
24.	Earnings per share

The following table sets forth the computation of basic and diluted net earnings per share for the periods indicated:

	As of December 31,
	2017	2018	2019
	RMB	RMB	RMB
Numerator:
Net income	1,389,242	2,129,058	8,445,226
Net (income)/loss attributable to noncontrolling interests	(4,667)	139	8,033
Deemed dividend to mezzanine classified noncontrolling interests	(99,507)	(132,202)	(175,045)
Numerator for basic and diluted net earnings per share	1,285,068	1,996,995	8,278,214
Denominator:
Weighted average number of ordinary shares used in computing net earnings per share—basic	291,475,725	294,902,518	297,836,268
Weighted average number of ordinary shares used in computing net earnings per share—diluted	295,304,995	299,711,258	301,449,100
Net earnings per ordinary share attributable to ordinary shareholders - basic	4.41	6.77	27.79
Net earnings per ordinary share attributable to ordinary shareholders - diluted	4.35	6.66	27.46
Net earnings per ADS attributable to ordinary shareholders-basic	8.82	13.54	55.59
Net earnings per ADS attributable to ordinary shareholders - diluted	8.70	13.33	54.92

Basic net earnings per share is computed using the weighted average number of the ordinary shares outstanding during the period. Diluted net earnings per share is computed using the weighted average number of ordinary shares and dilutive ordinary share equivalents outstanding during the period. Class A and Class B ordinary shares are considered the same for the purposes of EPS calculation as they have identical earnings rights and preferences. For the years ended December 31, 2017, 2018 and 2019, options to purchase ordinary shares included in the calculation of diluted net income per share totaled 3,829,270, 4,808,740 and 3,612,832, respectively. For the years ended December 31, 2017, 2018 and 2019, the impact of share options granted under Zhuan Zhuan 2017 Plan was not dilutive, as Zhuan Zhuan has been in loss position.